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                                 EXHIBIT 23(b)

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of First National of Nebraska, Inc., dated December 5, 2000, on Form S-8 of our report dated January 28, 2000 appearing in the Annual Report on Form 10-K of First National Nebraska, Inc. for the year ended December 31, 1999.

                                 /s/ Deloitte & Touche, LLP
                                 -------------------------
                                 Deloitte & Touche, LLP

Omaha, Nebraska
December 4, 2000

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